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                                                                     EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Form S-3 Registration Statement File No. 333-05131 and Form S-8 Registration Statement File No. 333-01789.

                                        ARTHUR ANDERSEN LLP



Dallas, Texas,
  October 22, 1996